          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT /X/
FILED BY A PARTY OTHER THAN THE REGISTRANT / /


Check the appropriate box:
/ / Preliminary Proxy Statement
/X/ Definitive Proxy Statement, Proxy card, Notice of Annual Meeting and
    Letter to Stockholders
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                                MICROCOM, INC.
                (Name of Registrant as Specified In Its Charter)

                                MICROCOM, INC.
                   (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
/X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
/ / $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   1) Title of each class of securities to which transaction applies:

   2) Aggregate number of securities to which transaction applies:

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11[1]:

   4) Proposed maximum aggregate value of transaction:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing fee for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1) Amount Previously Paid:

   2) Form, Schedule or Registration Statement No.:

   3) Filing Party:

   4) Date Filed:


[1] Set forth the amount on which the filing fee is calculated and state how it was determined.

                                 MICROCOM, INC.
                             500 RIVER RIDGE DRIVE
                       NORWOOD, MASSACHUSETTS 02062-5028

                                                                   June 20, 1995

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Microcom, Inc. (the "Company"), to be held on Thursday, July 20, 1995 at 10:00 A.M. (Boston time) in The Auditorium, Main Lobby, The First National Bank of Boston, 100 Federal Street, Boston, Massachusetts 02110. The Board of Directors and I look forward to greeting personally those stockholders able to attend.

     At the Annual Meeting, the following proposals will be submitted for stockholder approval:

     1. To elect two candidates to the Board of Directors. For a discussion of this proposal, please refer to pages 3 and 4 of the attached Proxy Statement.

     2. To approve an amendment to the Company's Long Term Performance Plan. For a discussion of this proposal, please refer to pages 10 through 13 of the attached Proxy Statement.

     3. To approve an amendment to the Company's Employee Stock Purchase Plan. For a discussion of this proposal, please refer to pages 13 through 15 of the attached Proxy Statement.

     4. To approve several amendments to the Company's Non-Employee Director Stock Option Plan. For a discussion of this proposal, please refer to pages 15 and 16 of the attached Proxy Statement.

     5. To approve the selection by the Board of Arthur Andersen & Co. as the Company's independent auditors for the fiscal year ending March 31, 1996. Please refer to page 17 of the attached Proxy Statement.

     For the reasons noted in the attached Proxy Statement, the Board unanimously recommends a vote FOR the adoption of all of the above proposals at the Annual Meeting of Stockholders.

     Regardless of the number of shares you own, it is important that they be represented and voted. WHETHER OR NOT YOU PLAN PERSONALLY TO ATTEND THE MEETING, PLEASE SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD IN THE RETURN ENVELOPE PROVIDED.

                                            Very truly yours,

                                            [SIGNATURE]

                                            ROLAND D. PAMPEL
                                            President and Chief Executive
                                            Officer

                                 MICROCOM, INC.

                             500 RIVER RIDGE DRIVE
                       NORWOOD, MASSACHUSETTS 02062-5028

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD ON JULY 20, 1995

     The Annual Meeting of Stockholders of Microcom, Inc. (the "Company") will be held in The Auditorium, Main Lobby, The First National Bank of Boston, 100 Federal Street, Boston, Massachusetts 02110, on Thursday, July 20, 1995 at 10:00 A.M. (Boston time) to consider and act upon the following matters:

     1. To elect two Class I directors to hold office for terms ending on the date of the third annual meeting of stockholders following their election and until the election and qualification of their respective successors.

     2.  To approve an amendment to the Company's Long Term Performance Plan.

     3.  To approve an amendment to the Company's Employee Stock Purchase Plan.

     4. To approve several amendments to the Company's Non-Employee Director Stock Option Plan.

     5. To approve the selection by the Board of Directors of Arthur Andersen LLP as the Company's independent auditors for the fiscal year ending March 31, 1996.

     6. To transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

     Stockholders of record at the close of business on May 26, 1995, are entitled to notice of and to vote at the meeting. The stock transfer books of the Company will remain open between such date and the meeting date.

     All stockholders are cordially invited to attend the meeting.

                                            By order of the Board of Directors

                                            [SIGNATURE]

                                            WILLIAM C. ROGERS, Clerk

June 20, 1995

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                                 MICROCOM, INC.

                             500 RIVER RIDGE DRIVE
                       NORWOOD, MASSACHUSETTS 02062-5028

                            PROXY STATEMENT FOR THE
                         ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD ON JULY 20, 1995

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Microcom, Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held on July 20, 1995 at 10:00 A.M. (Boston time) and at any adjournment or postponement of that meeting. All proxies will be voted in accordance with the instructions contained in the respective proxies, and, if no choice is specified, the proxies will be voted in favor of the proposals set forth in the Notice of the Annual Meeting. Any proxy may be revoked by a stockholder at any time before it is exercised by filing a later dated proxy or written notice of revocation with William C. Rogers, Clerk of the Company, or by voting in person at the meeting.

     The Company's Annual Report to Stockholders for the fiscal year ended March 31, 1995 is being mailed to stockholders at the same time as this Proxy Statement. The date of mailing of this Proxy Statement is expected to be on or about June 20, 1995.

     The Board has fixed May 26, 1995 as the record date for determination of stockholders entitled to vote at the Annual Meeting. At the close of business on May 26, 1995, there were outstanding and entitled to vote 11,270,789 shares of common stock of the Company. Each share is entitled to one vote. The affirmative vote of the holders of a plurality of the shares present or represented at the meeting, at which a quorum is present, is required for the election of directors. Approval of the other matters which are before the meeting will require the affirmative vote at a meeting at which a quorum is present of the holders of a majority of votes cast with respect to such matters.

     For purposes of the matters before the Annual Meeting, under the Company's By-Laws, a quorum consists of a majority of all shares of stock then issued and outstanding and entitled to vote at the meeting. Shares voted to abstain or to withhold as to a particular matter, or as to which a nominee (such as a broker holding shares in street name for a beneficial owner) has no voting authority in respect of a particular matter, shall be deemed represented for quorum purposes. Under the Company's By-Laws, such shares shall not be deemed to be voting on such matters, and therefore will not be the equivalent of negative votes as to such matters. It is the position of the Securities and Exchange Commission, however, that, with respect to stockholder approval pursuant to Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act") of the second, third and fourth proposals listed on the Notice of Annual Meeting, abstentions shall be deemed the equivalent of negative votes.

                STOCK OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS
                           AND PRINCIPAL STOCKHOLDERS

     The following table sets forth certain information regarding beneficial ownership of the Company's common stock (including common stock issuable upon exercise of outstanding stock options) as of May 15, 1995, except as noted below, by (a) each executive officer named in the Summary Compensation Table set forth below, (b) each director of the Company, (c) each person known by the Company to own beneficially 5% or more of its common stock, and (d) all current directors and executive officers as a group. Except as otherwise indicated, the Company believes that the beneficial owners of the common stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to the shares of common stock shown as being beneficially owned by them.

                                                                  SHARES          PERCENTAGE
                                                               BENEFICIALLY           OF
                       BENEFICIAL OWNER                           OWNED          COMMON STOCK
                       ----------------                        ------------      ------------
Roland D. Pampel..............................................    335,000(1)          2.9%
Richard A. Barbari............................................     45,700(2)           *
Lewis A. Bergins..............................................    295,882(3)          2.6%
Peter J. Minihane.............................................    186,500(4)          1.7%
Gregory Pearson...............................................     96,333(5)           *
William Andrews...............................................     79,333(6)           *
Jerry L. Falk.................................................     70,112(7)           *
Mark J. Freitas...............................................     77,556(8)           *
Joseph P. King, Jr............................................     25,833(9)           *
Elizabeth H. Rock.............................................     15,615(10)          *
Eugene Y.G. Chang.............................................     16,666(11)          *
Donald G. Kennedy.............................................     38,000(12)          *
Fred L. Luconi................................................    115,500(13)         1.0%
Michael I. Schneider..........................................     79,752(14)          *
John C. Rutherford............................................    583,619(15)         5.2%
James M. Dow..................................................    641,160(16)         5.6%
     c/o Microcom, Inc.
     500 River Ridge Drive
     Norwood, Massachusetts 02062
FMR Corp. and Edward C. Johnson 3d............................  1,036,700(17)         9.3%
     82 Devonshire Street
     Boston, Massachusetts 02109
All current directors and executive officers as a group (16
  persons)....................................................  2,702,561(18)        21.7%

- ---------------

* Less than 1%.

 (1) Includes 320,000 shares subject to currently exercisable options.

 (2) Includes 5,000 shares subject to currently exercisable options.

 (3) Includes 69,115 shares subject to currently exercisable options and 54,882 shares held by Mr. Bergin's wife.

 (4) Includes 48,225 shares subject to currently exercisable options. Also includes 6,000 shares held for the benefit of Mr. Minihane's children, as to all of which shares Mr. Minihane disclaims beneficial ownership.

 (5) Includes 46,383 shares subject to currently exercisable options.

 (6) Consists of shares subject to currently exercisable options.

 (7) Includes 54,000 shares subject to currently exercisable options.

 (8) Includes 69,015 shares subject to currently exercisable options and 3,546 shares held by Mr. Freitas' wife.

 (9) Consists of shares subject to currently exercisable options.

(10) Consists of shares subject to currently exercisable options.

(11) Consists of shares subject to currently exercisable options.

(12) Includes 16,000 shares subject to currently exercisable options.

(13) Includes 16,000 shares subject to currently exercisable options and 21,000 shares as to which Dr. Luconi has shared voting and shared investment power with his wife. Also includes 2,500 shares held in trust for the benefit of certain members of Dr. Luconi's family, as to all of which shares Dr. Luconi disclaims beneficial ownership.

(14) Includes 16,000 shares subject to currently exercisable options and 38,500 shares as to which Dr. Schneider has shared voting and investment power with his wife.

(15) Consists of 280,000 shares held by Mr. Rutherford, 16,000 shares subject to currently exercisable options granted to Mr. Rutherford, 152,619 shares held by The Parthenon Group, Inc. a management consulting and investment company of which Mr. Rutherford is a managing director and a principal stockholder, and 135,000 shares of common stock subject to currently exercisable options granted to The Parthenon Group, Inc.

(16) Includes 381,000 shares subject to currently exercisable options. Also includes 33,666 shares of Common Stock held for the benefit of certain members of Mr. Dow's family, as to all of which shares Mr. Dow disclaims beneficial ownership.

(17) Consists of shares held by various investment companies (the "Funds") for which Fidelity Management & Research Company ("Fidelity"), a subsidiary of FMR Corp., acts as investment advisor. Mr. Johnson is chairman of the board of FMR Corp. Fidelity exercises voting power regarding such shares under guidelines established by the respective Funds' boards of directors. Each of FMR Corp., Fidelity and the respective Funds' board of directors has dispositive power with respect to such shares. This figure and the related information is as of April 30, 1995 based solely on information contained in filings made by FMR Corp. with the Securities and Exchange Commission pursuant to Section 13(d) or 13(g) of the Exchange Act or in communications by FMR Corp. to the Company or the Company's representatives.

(18) Includes 1,329,185 shares subject to currently exercisable options granted to such directors and executive officers.

                             ELECTION OF DIRECTORS

     The persons named in the proxy will vote, as permitted by the By-Laws of the Company, to elect Messrs. Pampel and Kennedy as Class I directors, unless authority to vote for the election of directors is withheld by marking the proxy to that effect. Messrs. Pampel and Kennedy are currently directors of the Company.

     The Company's Articles of Organization provide for three classes of directors. If Messrs. Pampel and Kennedy are elected, each will continue to serve as Class I directors for a new term expiring at the 1998 Annual Meeting of Stockholders. If either or both of Messrs. Pampel and Kennedy become unavailable for election (although that is not currently contemplated), the person acting under the proxy may vote the proxy for election of a substitute or substitutes.

     The following information is furnished with respect to each nominee for election as a director and for each director whose term of office will continue after the meeting.

                  NAME                     AGE                      POSITION
                  ----                     ----                     --------
James M. Dow............................    44    Director (Chairman)
Fred L. Luconi..........................    53    Director (Vice Chairman)
                                                  President, Chief Executive Officer and
Roland D. Pampel........................    60    Director
Donald G. Kennedy.......................    69    Director
John C. Rutherford......................    45    Director
Michael I. Schneider....................    58    Director

     Mr. Dow, a founder of the Company, has served as a Director, and until March 1994 as its President and Chief Executive Officer, since the Company's organization in October 1980. He was named Chairman of the Board when the position was created in January 1994. Mr. Dow is currently serving as a Class III Director for a term expiring at the 1997 Annual Meeting of Stockholders.

     Dr. Luconi has served as a Director of the Company since October 1992. He was named Vice Chairman of the Board when the position was created in January 1994. Dr. Luconi is currently serving as a Class III Director for a term expiring at the 1997 Annual Meeting of Stockholders. Since January 1992, Dr. Luconi has been a visiting faculty member at the Sloan School of Management of the Massachusetts Institute of Technology and a private investor. From January 1988 to March 1991, Dr. Luconi served as President of Index Technology Corporation (the predecessor of Intersolv Inc.), a developer and manufacturer of application software.

     Mr. Pampel has served as President, Chief Executive Officer and a Director since March 1994. From September 1991 to February 1994, Mr. Pampel was Chief Executive Officer, President and a Director of Nicolet Instrument Corporation, a manufacturer of biomedical and analytical instruments. From July 1989 to August 1991, he was Chief Executive Officer, President and a Director of Bull HN Information Systems, Inc., a computer manufacturer. Since August 1993, Mr. Pampel has served on the board of directors of Best Power Technology, Inc., a manufacturer of power technology and backup recovery products.

     Mr. Kennedy has served as a Director of the Company since November 1985. Since March 1985, Mr. Kennedy has been an independent management consultant and since 1987 he has been a member of the Panel of Arbitrators of the American Arbitration Association.

     Mr. Rutherford has served as a Director of the Company since January 1994. He is currently serving as a Class II Director for a term expiring at the 1996 Annual Meeting of Stockholders. Mr. Rutherford has been a Managing Director and a principal stockholder of The Parthenon Group, Inc., a management consulting investment company, since its founding in July 1991. From 1974 to April 1990, Mr. Rutherford held various executive positions, including that of Director, at Bain & Company, Inc., a management consulting company.

     Dr. Schneider has served as a Director of the Company since January 1986. He is currently serving as a Class II Director for a term expiring at the 1996 Annual Meeting of Stockholders. He has been employed by Data General Corporation since 1971 and has served as a Vice President in various management capacities since January 1979.

                   BOARD OF DIRECTORS AND COMMITTEE MEETINGS

     The Board of Directors has Audit, Compensation and Nominating Committees.

     The Audit Committee reviews the internal accounting procedures of the Company and consults with and reviews the services provided by the Company's independent auditors. The directors currently serving on the Audit Committee are Mr. Kennedy and Dr. Luconi. The Audit Committee met four times in fiscal 1995.

     The Compensation Committee reviews and recommends to the Board the compensation and benefits of all executive officers of the Company and reviews general policy relating to compensation and benefits of employees of the Company. The Compensation Committee also administers the issuance of stock options. The directors currently serving on the Compensation Committee are Mr. Kennedy and Dr. Schneider. The Compensation Committee met eight times in fiscal 1995.

     The Nominating Committee, which was established in 1994, identifies and nominates candidates for election to the Board. The Committee also considers nominees for directors nominated by stockholders. Such recommendations, with relevant supporting data, should be submitted to the Clerk of the Company. The directors currently serving on the Nominating Committee are Messrs. Dow and Rutherford. The Nominating Committee did not formally meet in fiscal 1995 but its members consulted as to nominees at various times.

     During fiscal 1995, the Board of Directors held nine meetings. Each incumbent director attended at least 75% of the aggregate number of the meetings of the Board and the meetings of the committees of the Board on which he served.

                             DIRECTORS COMPENSATION

     Each non-employee director of the Company is entitled to receive $10,000 annually (paid at the rate of $2,500 per quarter) for serving as a director and an additional $1,000 for each Board meeting attended. The non-employee directors of the Company are Drs. Luconi and Schneider and Messrs. Dow, Kennedy, and Rutherford. The Company also reimburses non-employee directors for expenses incurred in attending Board meetings. No additional compensation is paid to directors for attending Board or committee meetings.

     Under the Company's 1993 Non-Employee Director Stock Option Plan (the "Directors Plan"), each non-employee director of the Company shall be entitled to receive an option exercisable for 4,000 shares of common stock on April 15 of each year, commencing in 1996. In addition, under the Directors Plan as amended and restated on March 17, 1995 by the Board subject to stockholder approval (see "Approval of Amendments to 1993 Non-Employee Director Stock Option Plan" below), each of the current non-employee directors received an option to purchase 16,000 shares of common stock on March 17, 1995, exercisable at $11.875 per share (the fair market value of the common stock on the date of grant) and any person who first becomes a non-employee director on or after March 17, 1995 shall receive an option to purchase 16,000 shares, exercisable at the fair market value of the common stock on the date of grant.

                             EXECUTIVE COMPENSATION

     The following table sets forth the compensation the Company paid or accrued for services rendered in fiscal 1993, 1994 and 1995 to (i) the Company's chief executive officer and (ii) and the other four most highly compensated executive officers of the Company during fiscal 1995 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE
                                                                            LONG-TERM
                                                                           COMPENSATION
                                                                           ------------
                                                                            NUMBER OF
                                                  ANNUAL COMPENSATION       SECURITIES
         NAME AND PRINCIPAL            FISCAL     --------------------      UNDERLYING       ALL OTHER
              POSITION                  YEAR       SALARY       BONUS        OPTIONS        COMPENSATION
- --------------------------------------------------------------------------------------------------------
Roland D. Pampel....................    1995      $225,000     $50,000           --              --
Chief Executive Officer (1)             1994        17,898         --         265,000            --
William Andrews.....................    1995       194,197(2)      --          13,000            --
Vice President,                         1994       179,757(2)      --          40,000            --
North American Sales                    1993       165,769(2)      --            --              --
Lewis A. Bergins,...................    1995       239,817(3)   20,000         18,000          $2,362(5)
Executive Vice                          1994       165,000         --         175,000(4)        2,183(5)
President, Operations                   1993       165,000         --          60,000(4)        1,089(5)
Peter J. Minihane,..................    1995       165,000       9,120         18,000            --
Executive Vice President,               1994       165,000         --         175,000(6)         --
Chief Financial Officer and
  Treasurer                             1993       165,000         --            --              --
Gregory Pearson,....................    1995       120,000       5,600         10,000            --
Senior Vice President,                  1994       120,000         --            65,000(7)       --
Technology Management                   1993       120,000         --            --              --

- ---------------

(1) Mr. Pampel was named President and Chief Executive Officer of the Company on March 3, 1994.

(2) Includes $94,189, $79,757 and $65,769 in sales commissions paid in fiscal 1995, 1994 and 1993, respectively.

(3) Includes $74,812 in sales commissions.

(4) Includes 120,000 shares subject to options granted in prior fiscal years which were repriced and the expiration dates of which were extended during fiscal 1994.

(5) Represents the premium paid by the Company with respect to term life insurance for the benefit of Mr. Bergins.

(6) Includes 140,000 shares subject to options granted in prior fiscal years which were repriced and the expiration dates of which were extended during fiscal 1994.

(7) Includes 40,000 shares subject to options granted in prior fiscal years which were repriced and the expiration dates of which were extended during fiscal 1994.

     The following table shows all stock options grants to the Named Executive
Officers during fiscal 1995.

                       OPTION GRANTS IN LAST FISCAL YEAR
                                                                                                       POTENTIAL REALIZABLE
                                                                                                      VALUE AT ASSUMED ANNUAL
                                                        PERCENT OF                                     RATES OF STOCK PRICE
                                      NUMBER           TOTAL OPTIONS                                  APPRECIATION FOR OPTION
                                    OF SHARES           GRANTED TO       EXCERCISE                            TERM(2)
                                    UNDERLYING         EMPLOYEES IN      PRICE PER     EXPIRATION     -----------------------
            NAME                OPTIONS GRANTED(1)      FISCAL YEAR        SHARE          DATE           5%            10%
- -----------------------------------------------------------------------------------------------------------------------------
Roland D. Pampel.............           --                   --                --            --             --            --
William Andrews..............         13,000                2.6%          $ 5.375       6/8/2004      $ 43,944      $ 111,363
Lewis A. Bergins.............         18,000                3.6             5.375       6/8/2004        60,846        154,195
Peter J. Minihane............         18,000                3.6             5.375       6/8/2004        60,846        154,195
Gregory Pearson..............         10,000                2.0             5.375       6/8/2004        33,803         85,664

- ---------------

(1) Vesting occurs over a four-year period in equal annual installments and is contingent upon continued employment by the Company and/or on attainment of the Company's business plan objectives for operating income in fiscal 1996.

(2) As required by rules of the Securities and Exchange Commission, potential values stated are based on the prescribed assumption that the Company's common stock will appreciate in value from the date of grant to the end of the option term at rates (compounded annually) of 5% and 10%, respectively, and therefore are not intended to forecast possible future appreciation, if any, in the price of the Company's common stock. The total of all stock options granted to employees, including executive officers, during fiscal 1995 was approximately 4.5% of the total shares of common stock outstanding at the end of the fiscal year.

     The following option exercise and year-end value table sets forth information with respect to the exercise of stock options by the Named Executive Officers during fiscal 1995 and the number and unrealized value (the difference between the exercise price and the market value) of unexercised options issued by the Company and held by such officers on March 31, 1995. All of such options were then exercisable, but some of the underlying shares were unvested. Unvested shares are subject to repurchase by the Company at a price equal to the exercise price paid for such shares by the optionee.

         AGGREGATED OPTION EXERCISES AND FISCAL YEAR END OPTION VALUES

                                                    NUMBER OF SECURITIES UNDERLYING
                                                     UNEXERCISED OPTIONS AT FISCAL       VALUE OF UNEXERCISED IN-THE-MONEY
                      NUMBER                         YEAR END (ALL EXERCISABLE AT          OPTIONS AT FISCAL YEAR END($)
                     OF SHARES                             FISCAL YEAR END)             (ALL EXERCISABLE AT FISCAL YEAR END)
                    ACQUIRED ON    DOLLAR VALUE     -------------------------------     ------------------------------------
        NAME        EXERCISE(1)    REALIZED(1)      VESTED     UNVESTED      TOTAL       VESTED      UNVESTED        TOTAL
- -------------------------------    ------------     ------     --------     -------     --------    ----------    ----------
Roland D. Pampel....      --             --         62,500     187,500      250,000     $404,300    $1,212,900    $1,617,200
William Andrews.....    10,000(1)    $ 70,000       18,750      69,250       88,000      121,290       447,964       569,254
Lewis A. Bergins....      --             --         33,115      48,000       81,115      214,214       310,502       524,716
Peter J. Minihane...      --             --         13,475      46,750       60,225       87,167       302,416       389,583
Gregory Pearson.....      --             --         21,800      31,250       53,050      141,019       202,150       343,169

- ---------------

(1) All of such shares were vested when exercised.

                             EMPLOYMENT AGREEMENTS

     The Company entered into an employment agreement with Mr. Pampel in March 1994 pursuant to which he was paid an annual base salary of $225,000 and an incentive bonus of $50,000 in the last fiscal year, as set forth in the Summary Compensation Table above. Under the employment agreement, Mr Pampel's base salary is subject to annual review for increases by the Compensation Committee. In the event of an involuntary termination of Mr. Pampel's employment other than "for cause", Mr. Pampel will receive severance compensation of one year's salary continuance at the annual base compensation rate in effect at the time of termination.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

COMPENSATION POLICY

     It is the duty of the Compensation Committee of the Company's Board of Directors (the "Committee") to recommend and administer policies that govern the compensation of the Company's executive officers, including the Chief Executive Officer, and the granting of stock options to all key employees. The Committee is composed of two non-employee directors of the Company. The Committee's general policy with respect to compensating the Company's executive officers is to establish compensation levels which, while providing appropriate incentives for Company and individual performances, remain competitive within the data communications industry allowing the Company to attract, retain and reward executive officers who contribute to the long term success of the Company.

EXECUTIVE COMPENSATION

     The primary components of the Company's executive officer compensation programs are base salary, incentive cash bonus, stock options and, in the case of executives with sales responsibilities, commissions.

     1. Base Salary. A base salary is established for each executive which is deemed to be competitive with comparable positions in both computer hardware and software companies (including data communications companies) of similar size and appropriate to the executive's level of responsibility within the Company. The aim is to arrive at salary levels in the middle of the range of comparables. These comparables are not necessarily the same as the companies included in the industry index shown on the performance graph following this report.

     2. Incentive Bonus. Each year, the Board of Directors reviews and approves a business plan for the Company which outlines the financial and operational goals of the Company. This business plan becomes the primary bench mark for measuring the performance of the executive management team. Bonuses are based primarily on the broad performance of the Company as measured against the business plan and in terms of increases in net revenue, operating income and earnings per share. In addition, executives are measured against specific objectives directly related to their respective functions. These factors are considered, weighted and applied in the discretion of the Committee and not pursuant to an established formula.

     3. Commissions. In the case of executives with sales responsibilities, commissions are based on net revenue and contribution in the executive's geographic area of responsibility.

     4. Stock Option Program. Stock options have been a key component of executive compensation since the Company was founded. The Committee believes that stock options, as a component of performance compensation arrangements, are beneficial in aligning management's and employees' interests and incentives with stockholders' interests toward the enhancement of stockholder value.

         The Committee further believes that stock option programs with future vesting dates are an effective means to encourage employees to remain with the Company and increase its long-term value. In determining the size of option grants, the Committee considers the number of options previously granted to the recipient, the recipient's equity interest in the Company generally, as well as the recipient's performance and the importance of the recipient to achieving the Company's long-term performance goals. The options granted have been at exercise prices equal to the fair market value of the underlying common stock on the date of grant and generally have vested over four years. The Committee further refined its policies with respect to combining stock based performance compensation arrangements with incentive cash bonuses by the adoption of the Long Term Performance Plan which was approved by stockholders at the Annual Meeting in July, 1994. The Committee and the Board of Directors has continued this approach for fiscal 1995 by amending the Long Term Performance Plan to increase the number of shares available for option grants thereunder by 400,000. This amendment is being presented to the stockholders for a vote of approval with this proxy statement as noted below.

CHIEF EXECUTIVE OFFICER COMPENSATION

     Mr. Roland D. Pampel was hired as the Company's President and Chief Executive Officer effective March 3, 1994. Based on his prior employment compensation level and the advice of the Company's executive search experts as to comparables, Mr. Pampel's base salary was set at $225,000 per year and he was granted an option to purchase 250,000 shares under the Company's Stock Option Program. In addition, as part of his employment agreement Mr. Pampel was granted an incentive bonus of $50,000 and an option to purchase 15,000 shares of the Company's stock contingent upon achieving specified revenue and earnings per share goals based on the Company's business plan for fiscal 1995.

DISCUSSION OF CORPORATE TAX DEDUCTION IN EXCESS OF ONE MILLION DOLLARS ($1,000,000) A YEAR

     Internal Revenue Code Section 162(m), enacted in 1993, precludes a public corporation from taking deduction in 1994 or subsequent years for compensation in excess of one million dollars ($1,000,000) for its Chief Executive Officer or any of its four other highest paid officers. Certain performance based compensation, however, is specifically exempt from the deduction limit.

     In December 1993, the Internal Revenue Service issued proposed regulations implementing this legislation and, in December 1994, issued amended proposed regulations. Final regulations will not become final until some time after the prescribed periods for public comment have expired. The terms of the Company's Stock Option and Stock Purchase Plan and the Long Term Performance Plan, are designed to meet the requirements of the proposed regulations so that options granted under both plans will be excluded from the deduction limit.

     The Compensation Committee is continuing to follow this matter. When final regulations are issued, the Committee will assess the practical impact of the new tax legislation on executive compensation and determine what future action, if any, is appropriate.

     The Committee believes that executive compensation should be related to both short-term and long-term Company performance as shown by the policies described above and that its determination of fiscal 1995 compensation was reflective of those policies consistently applied.

                                            Compensation Committee

                                            Michael I. Schneider, Chairman
                                            Donald G. Kennedy

               COMPARISON OF CUMULATIVE TOTAL STOCKHOLDER RETURN

     The following graph assumes an investment of $100 on April 1, 1990 and compares annual changes thereafter in the market price of the Company's common stock with a broad market index (S&P 500) and an industry index (S&P Computer
Software and Services). The Company paid no dividends during the period shown;
the performance of the indexes is shown on a total return (dividend reinvestment) basis. The graph lines merely connect fiscal year-end dates and do not reflect fluctuations between these dates.

                                                                   Computer
      Measurement Period           Microcom,      S&P 500 In-     Software &
    (Fiscal Year Covered)            Inc.             dex          Services
1990                                100.00          100.00          100.00
1991                                 33.78          114.41           91.23
1992                                 62.16          127.05          118.11
1993                                 20.27          146.39          156.05
1994                                 31.76          148.55          175.09
1995                                 61.32          171.68          236.18

     The Compensation Committee Report and the Comparison of Cumulative Total Stockholder Return above shall not be deemed "soliciting material" or incorporated by reference into any of the Company's filings with the Securities and Exchange Commission by implication or by any reference in any such filing to this Proxy Statement.

              APPROVAL OF AMENDMENT TO LONG TERM PERFORMANCE PLAN

     The Company's Long Term Performance Plan (the "Performance Plan") was adopted in 1994 in order to create incentives for superior performance, to link compensation to stockholder returns and to facilitate the retention by the Company and its subsidiaries of valued executive officers and other key employees. The Performance Plan was approved by the stockholders at the 1994 Annual Meeting. The Board has adopted, subject to stockholder approval, an amendment to the Performance Plan which increases the number of shares of common stock which may be subject to options granted under the Performance Plan by 400,000 shares to 700,000 shares. The purpose of the increase is to permit the continuing grant of stock options and other stock-based incentive awards, which the Board believes provides a greater community of interest between key employees and the Company's stockholders and enables the Company to attract and retain individuals of outstanding ability.

     The Board recommends a vote "FOR" this proposal because it believes that stock-based incentives are an effective means of attracting, retaining and rewarding officers and other key employees and closely aligning their interests with those of the stockholders. It is intended that shares represented by the enclosed proxy will be voted (unless the proxy indicates to the contrary) to approve the Performance Plan and may be voted to approve adjournment of the meeting in order to permit further solicitation of proxies with respect to the proposal, if sufficient votes approving the Plan have not been received.

DESCRIPTION OF THE LONG-TERM PERFORMANCE PLAN

     The Performance Plan permits the grant of stock options, stock appreciation rights ("SARs"), stock and cash awards to officers and key employees of the Company. The terms of the plan require that it be administered by two or more outside directors within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), who shall also be "disinterested persons", within the meaning of Rule 16b-3 under the Exchange Act. The Compensation Committee presently satisfies these requirements and is administering the plan.

     The administrator of the Performance Plan designates award recipients and establishes the terms and conditions of subplans and individual awards, including performance goals and vesting and exercisability restrictions. The administrator also has the power to interpret the plan, adopt rules and regulations for its implementation and modify or waive the terms and conditions of outstanding awards.

     No participant in the plan may be granted in any fiscal year of the Company options or SARs with respect to more than 100,000 shares. No option or SAR may be granted under the plan the exercise price of which is less than the fair market value of the common stock on the date of grant. The fair market value of the Company's common stock on May 26, 1995 (the closing price thereof as reported on The Nasdaq Stock Market) was $11.00 per share.

     Only officers and key employees of the Company are eligible to receive awards under the Performance Plan. On March 31, 1995, there were 10 executive officers and 17 other key employees of the Company eligible to participate in the plan.

     Stock options granted under the plan may be in the form of incentive stock options ("ISOs"), within the meaning of Section 422 of the Code, or non-qualified stock options ("NQOs"). Incentive stock options may not be exercisable more than ten years after the date of grant. Options may be exercised with the payment of cash or, if permitted by the administrator, by tendering shares of stock or another award having a fair market value equal to the exercise price.

     The following table sets forth the number of shares of the Company's common stock subject to all options granted under the Performance Plan during fiscal
1995 to the Named Executive Officers, all current executive officers as a group and the non-executive officer employees as a group.

          Roland D. Pampel................................................       --
          William Andrews.................................................    13,000
          Lewis A. Bergins................................................    18,000
          Peter J. Minihane...............................................    18,000
          Gregory Pearson.................................................    10,000
          Current Executive Officers as a Group...........................   125,000
          Non-Executive Officer Employees.................................    64,500

     Of the 300,000 shares issuable under the Performance Plan, as of March 31, 1995, options for the purchase of 189,500 shares have been granted and exercised and 110,500 shares remained available for issuance. No other awards have been granted under the Performance Plan.

     The Performance Plan will terminate in June 2004, subject to earlier termination by the Board. The Board may amend the Performance Plan at any time; provided, however, that the plan may not be amended without the consent of stockholders to (a) increase the aggregate number of shares issuable under the plan, (b) decrease the option price of options or SARs to less than the fair market value of the common stock on the date of grant, or (c) materially modify the requirements as to eligibility for participation in the plan.

     Unless the agreement evidencing an award under the Performance Plan specifies otherwise, the administrator may cancel any unexpired, unpaid or deferred award if the recipient is not in compliance with certain provisions of the plan relating to non-competition, non-disclosure of proprietary information and assignment of inventions. Also, unless an award agreement specifies otherwise, no award is transferable by the recipient other than by will or the laws of descent and distribution and each award is exercisable during the recipient's lifetime only by him.

     There is currently no accounting charge to the income of the Company in connection with the grant or exercise of a stock option with an exercise price equal to the fair market value of the underlying stock on the date of grant and when the number of options is known and fixed on the date of grant; most other stock option Performance Plan awards do require a charge. SARs result in such a charge when the market value of the shares to which the SAR grants relate exceeds the exercise price at which the SARs were granted.

FEDERAL INCOME TAX CONSEQUENCES

     Under the Code, as presently in effect, an optionee will not be deemed to receive any income for federal income tax purposes at the time an option, a purchase authorization or SAR is granted or a restricted stock award is made, nor will the Company be entitled to a tax deduction at that time. However, when any part of an option, a purchase authorization or SAR is exercised, when restrictions on restricted stock lapse, or when an unrestricted stock award is made, the federal income tax consequences may be summarized as follows:

          1. In the case of an exercise of a NQO or purchase authorization, the optionee will recognize ordinary income in an amount equal to the difference between the option price and the Fair Market Value of the shares on the exercise date.

          2. In the case of an exercise of an SAR, the optionee will recognize ordinary income on the exercise date in the amount equal to any cash and unrestricted shares, at Fair Market Value, received.

          3. In the case of an exercise of an option or SAR payable in restricted stock, or in the case of an award of restricted stock, the immediate federal income tax effect for the recipient will depend on the nature of the restrictions. Generally, the Fair Market Value of the stock will not be taxable to the recipient as ordinary income until the year in which his or her interest in the stock is freely transferable or is no longer subject to a substantial risk of forfeiture. However, the recipient may elect to recognize income when the stock is received, rather than when his or her interest in the stock is freely transferable or is no longer subject to a substantial risk of forfeiture. If the recipient makes this election, the amount taxed to the recipient as ordinary income is determined as of the date of receipt of the restricted stock.

          4. In the case of ISOs, there is no tax liability at time of exercise. However, the excess of the Fair Market Value of the stock on the exercise date over the option price is included in the optionee's income for purposes of the alternative minimum tax. If no disposition of the ISO stock is made before the later of one year from the date of exercise and two years from the date of grant, the optionee will realize a long-term capital gain or loss upon a sale of the stock, equal to the difference between the option price and the sale price. If the stock is not held for the required period, ordinary income tax treatment will generally apply to the amount of any gain at sale or exercise, whichever is less, and the balance of any gain or any loss will be treated as capital gain or loss (long-term or short-term, depending on whether the shares have been held for more than one year).

          5. Upon exercise of a NQO, a purchase authorization or SAR, the award of stock, or the recognition of income on restricted stock, the Company will generally be allowed an income tax deduction equal to the ordinary income recognized by the employee. The Company does not receive an income tax deduction as a result of the exercise of an ISO, provided that the ISO stock is held for the required period as described above. When a cash payment is made pursuant to the Award, the recipient will recognize the amount of the cash payment as ordinary income, and the Company will generally be entitled to a deduction in the same amount.

          6. Under Section 162(m) of the Code, the Company may not deduct compensation of more than $1,000,000 that is paid in a taxable year to an individual who, on the last day of the taxable year, is the Company's chief executive officer or among one of its four other highest compensated officers for that year. The deduction limit, however, does not apply to certain types of compensation, including qualified performance-based compensation. The Performance Plan has been designed to meet the requirements of Section 162(m) of the Code and the Company believes that compensation attributable to stock options and stock appreciation rights granted under the Performance Plan will be treated as qualified performance-based compensation and therefore will not be subject to the deduction limit.

     The foregoing is a general summary of federal income tax considerations only and does not purport to be complete. Reference is made to the applicable sections of the Code.

                            APPROVAL OF AMENDMENT TO
                       1987 EMPLOYEE STOCK PURCHASE PLAN

     The Company's 1987 Employee Stock Purchase Plan (the "Purchase Plan") was adopted in 1987. The Purchase Plan was subsequently amended in 1991 and 1993. The Board has adopted, subject to stockholder approval, a further amendment to the Purchase Plan increasing the total number of shares of common stock available under the plan from 1,045,000 to 1,345,000 shares. Stockholder approval of this increase is required by the terms of the Purchase Plan and is sought to meet the stockholder approval requirements of the Code.

     The Board recommends a vote "FOR" this proposal because it believes that the Purchase Plan has been and will continue to be an effective means of attracting and retaining employees and giving them a financial interest in the Company. It is intended that the shares represented by the enclosed proxy will be voted (unless the proxy indicates to the contrary) to approve the increase in the number of shares reserved under the Purchase Plan and may be voted to approve adjournment of the meeting in order to permit further solicitation of proxies with respect to the proposal, if sufficient votes in favor thereof have not been received.

DESCRIPTION OF THE PURCHASE PLAN

     The Purchase Plan is administered by the Committee. The Board may amend or terminate the Purchase Plan at any time, provided that no amendment shall, without stockholder approval, materially increase the number of shares of stock available for purchase under the plan or materially modify the requirements as to the eligibility for participation in the plan.

     Participation in the Purchase Plan is voluntary. In general, all employees of the Company (and of such subsidiaries as are designated by the Board) may participate in the plan, provided they have been credited with at least one day of employment with the Company and are customarily employed by the Company for at least twenty hours per week and for more than five months in each year. However, officers of the Company who are also "highly compensated employees" of the Company (as defined in Section 414(q) of the Code) and individuals who own 5% or more of the Company's stock are not eligible to participate in the Purchase Plan.

     The Purchase Plan is implemented by a series of offerings of such number of shares of common stock as is determined by the Board prior to each offering. The commencement date and duration of each offering are established by the Board in its discretion, but no offering period may be longer than twenty-seven months.

     The maximum number of shares of common stock an eligible employee may purchase in any offering is equal to 15% of his base pay (determined as of the beginning of the offering period) for the offering period, divided by 85% of the fair market value of a share of common stock on the first day of the offering period. An eligible employee may participate in an offering by electing payroll deductions or, if permitted by the Board, a lump sum payment prior to the end of the offering period, in an amount that, in the aggregate, does not exceed 10% of the participant's base pay, determined as of the beginning of the offering period, for the offering period. Upon completion of the offering period, the employee is deemed to have automatically exercised an option (unless the employee has withdrawn from the offering) to purchase the number of shares which such employee's accumulated payroll deductions and lump sum cash payments, if any, will purchase at a price equal to the lower of (1) the fair market value of a share of common stock on the first day of the offering period or (2) the fair market value of a share of common stock on the last day of the offering period, up to the maximum number of shares purchasable.

     An employee has no right, title or interest in any stock subject to an option unless the stock has been purchased. Neither amounts credited to an employee's account nor any rights to exercise an option or to receive shares of common stock under the Purchase Plan may be assigned, transferred, pledged or otherwise disposed of in any way by the employee other than by will or the laws of descent and distribution. An employee may not be granted an option if, immediately after the grant, such employee would own and/or hold outstanding options to purchase, stock possessing 5% or more of the voting power or value of the Company's common stock. In addition, during any calendar year, no employee may purchase stock under the Purchase Plan having a fair market value which exceeds the difference between $25,000 and the fair market value of any other shares of stock purchased or purchasable during the calendar year under the Purchase Plan or any other employee stock purchase plans of the Company which meet the requirements of Section 423 of the Code.

     The Purchase Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code. Section 423 provides that no federal income tax is paid by the employee, and the Company is entitled to no deduction at either the beginning or end of an offering. The federal income tax consequences upon disposition of the shares acquired pursuant to an offering under the Purchase Plan depend on when such disposition occurs. If the disposition occurs after the expiration of both (i) two years from the offering commencement date and (ii) one year from the purchase date, and the fair market value of the stock on the date of disposition is higher than the price paid for the stock, the employee will recognize compensation taxable as ordinary income equal to the lesser of (1) the excess of the fair market value of the stock on the offering commencement date over the option price; and (2) the excess of the fair market value of the stock at the time of disposition over the price paid for it. If the disposition occurs before the expiration of either of the above two dates, the employee will recognize the excess of the fair market value of the stock on the date of purchase over the option price as compensation taxable as ordinary income even though there may have been no gain on the disposition of the stock. To the extent of reported ordinary income in such case, the Company will be allowed a tax deduction in an equal amount. Any gain recognized in excess of the amount reported as ordinary income will be reported as long- or short-term capital gain, depending on how long after the purchase date the disposition occurs. The foregoing is a general summary of federal income tax considerations only and does not purport to be complete. Reference is made to the applicable provisions of the Code.

     During the three-year period ending March 31, 1995, a total of 403 employees elected to participate in the Purchase Plan and purchased an aggregate of 543,205 shares at prices ranging from $3.61 to $9.14 per share. During the fiscal year ended March 31, 1995, 204,161 shares were purchased by employees under the Purchase Plan. As of May 26, 1995, an aggregate of 990,842 shares had been issued under the Purchase Plan pursuant to 15 offerings and there remained available for issuance 354,158 shares (giving effect to the increase in the number of shares available under the amendment to the plan adopted by the Board on April 24, 1995). No executive officers or directors of the Company have ever participated in the Purchase Plan.

                  APPROVAL OF AMENDMENTS TO 1993 NON-EMPLOYEE
                           DIRECTOR STOCK OPTION PLAN

     The Company's 1993 Non-Employee Director Stock Option Plan (the "Director Plan") was adopted by the Board and approved by the stockholders in April 1993. The Board has adopted amendments to the Director Plan, subject to stockholder approval, to provide (i) that non-employee directors serving on the Board on March 17, 1995 shall each receive an option to purchase 16,000 shares of common stock as of such date, (ii) that non-employee directors first elected to the Board after March 17, 1995 shall receive an initial grant of an option to purchase 16,000 shares, and (iii) for an increase in the number of shares that may be subject to options granted under the Plan by 50,000 to 150,000 shares. Stockholder approval of the plan is sought to meet the stockholder approval requirements of Rule 16b-3 under the Exchange Act.

     The Board recommends a vote "FOR" this proposal because it believes that the Director Plan will continue to be an effective means of attracting and retaining non-employee directors and further aligning their interests with those of the stockholders by providing for or increasing their equity interests in the Company. It is intended that shares represented by the enclosed proxy will be voted (unless the proxy indicates to the contrary) to approve the Director Plan and may be voted to approve adjournment of the meeting in order to permit further solicitation of proxies with respect to the proposal, if sufficient votes approving the plan have not been received.

DESCRIPTION OF THE DIRECTOR PLAN

     The Director Plan provides for the grant of stock options for the purchase of common stock of the Company to directors of the Company who are not employees of the Company or any of its subsidiaries. In addition to the grants described above, on April 15 of each year, commencing in 1996, each non-employee director shall be entitled to receive an option exercisable for 4,000 shares (the "Annual Grants"). The exercise price of all options granted under the plan is equal to the fair market value of the common stock of the Company on the date of grant. The plan provides for the payment of the exercise price in cash.

     Option grants, other than Annual Grants, vest in three annual installments of 32%, 33% and 35% each on the first, second and third anniversaries of the date of the Initial Grant. Annual Grants shall become fully vested on the first anniversary of the date of grant. Options granted under the Directors Plan may be exercised before becoming fully vested, but any shares remaining unvested at termination are subject to repurchase by the Company and no option granted under the Director Plan may be exercised after the date which is the earlier of (a) the third anniversary of the date on which an optionee ceases to be a director, or (b) the tenth anniversary of the date of grant. Any options granted under the Director Plan within one year prior to the date a director ceases to serve as such shall terminate in full unless the director ceased serving as a result of such director's death or permanent disability, in either of which events all options granted to such director would vest in full on such date of death or disability.

     Optionees will not recognize taxable income for federal income tax purposes at the time any option is granted under the Director Plan. However each optionee will recognize compensation taxable as ordinary income at the time of exercise of options under the Plan. The amount of such compensation will be the difference between the option price and the fair market value of the shares on the date of exercise of the option. An optionee under the Director Plan will recognize gain or loss when such director disposes of shares obtained upon exercise of an option in an amount equal to the difference between the selling price and such director's tax basis in such shares. Such gain or loss will be treated as long-term or short-term capital gain or loss, depending upon the holding period. The foregoing is a general summary of federal income tax considerations only and does not purport to be complete. Reference is made to the applicable sections of the Code.

     Options granted under the plan shall be non-transferrable other than by will or the laws of descent and distribution. No options may be granted under the plan after April 15, 2003.

     In fiscal 1995, options exercisable for 16,000 shares were granted to each of Drs. Luconi and Schneider and Messrs. Dow, Kennedy and Rutherford at an exercise price in each case of $11.875 per share. As of May 26, 1995, options for the purchase of 30,000 had been granted under the Director Plan and exercised, options for the purchase of 80,000 shares were outstanding, and (giving effect to the increase in the number of shares available under the Director Plan approved by the Board on April 13, 1995) 40,000 shares remain available for grant.

                              CERTAIN TRANSACTIONS

     On October 16, 1986, the Company granted a loan in the amount of $79,500 to Mr. Bergins, an Executive Vice President of the Company. On March 31, 1987, the
Company granted an additional loan to Mr. Bergins in the amount of $40,000. The proceeds from these loans were used to exercise stock options granted by the Company to Mr. Bergins for 120,000 shares and the related tax liability. These loans were evidenced by promissory notes due October 16, 1991 and bearing interest at the rate of 7.2% per annum. The largest aggregate amount outstanding on these loans during fiscal 1995, and the aggregate amount owed at March 31, 1995, was $174,786 and $173,620, respectively. In November 1993 the Company converted these loans to a loan under the loan program described in the following paragraph and the following table.

     In October 1993 the Board established a loan program primarily for the purpose of permitting senior officers and directors of the Company to borrow from the Company in order to exercise stock options. Principal is payable in full nine years from the date of each loan. Interest accrues and is due and payable annually, unless forgiven. The following table sets forth information with respect to all loans made under the loan program as of June 7, 1995.

                                                              TOTAL       HIGHEST
                           NAME AND                            LOAN        AMOUNT      INTEREST
                      PRINCIPAL POSITION                     AMOUNTS(1)   OUTSTANDING(2) RATE
                      ------------------                     --------     --------     ----
     Roland D. Pampel.....................................   $ 73,125     $ 77,999     5.36%
       Chief Executive Officer and President
     Richard Barbari......................................    215,000      234,735     6.92
       Executive Vice President, Marketing and Latin
       America and Africa Sales
     Lewis A. Bergins.....................................    728,620      772,396      4.9
       Executive Vice President, Operations
     Peter J. Minihane....................................    405,000      429,333     4.92
       Executive Vice President, Chief Financial Officer
       and Treasurer
     Gregory Pearson......................................    123,594      130,803     4.92
       Senior Vice President, Technology Development

                                                               TOTAL         HIGHEST
                           NAME AND                            LOAN         AMOUNT        INTEREST
                      PRINCIPAL POSITION                     AMOUNTS(1)  OUTSTANDING(2)     RATE
                      ------------------                     ---------   -------------      ----
     Michael I. Schneider.................................     34,250       36,308         4.92
       Director                                                53,000       56,302         5.07
     Donald G. Kennedy....................................     34,250       36,308         4.92
       Director                                                53,000       56,467         5.32
     Fred L. Luconi.......................................    168,750      179,087         5.00
       Director
     John C. Rutherford...................................     57,750       62,064         5.88
       Director

- ---------------

(1) Also represents, in each case, the highest amount of principal outstanding to date.

(2) Includes accrued interest which, in each case, has been forgiven by the Company.

     The Parthenon Group, Inc. ("Parthenon"), a management consulting investment company of which Mr. Rutherford, a director of the Company, is a managing director and fifty percent stockholder, was first hired by the Company in 1993 to work with the Company in reviewing and revising the Company's approach to its products and marketplace. During fiscal 1995, the Company granted Parthenon, for various consulting services rendered, a stock option exercisable for an aggregate of 47,619 shares of common stock at an exercise price of $5.25 per share and with an expiration date of June 3, 1997.

                              APPROVAL OF AUDITORS

     The Board has selected the firm of Arthur Andersen LLP, independent public accountants, as auditors of the Company for the fiscal year ending March 31, 1995, and is submitting the selection to stockholders for approval. The Board recommends a vote "FOR" this proposal. Unless the proxy indicates otherwise, the shares represented by the enclosed proxy will be voted to approve such selection.

     Although there is no legal requirement that this matter be submitted to a vote of the stockholders, the Board believes that the selection of independent auditors is of sufficient importance to seek stockholder ratification. In the event Arthur Andersen LLP is not ratified by the affirmative vote of the holders of a majority of the shares cast at the Annual Meeting, the Board will reconsider its selection.

     Representatives of Arthur Andersen LLP are expected to attend the Annual Meeting of Stockholders. They will have an opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from stockholders.

                     STOCKHOLDER PROPOSALS FOR 1996 MEETING

     Proposals of stockholders intended to be presented at the 1995 Annual Meeting of Stockholders must be received by the Company at its principal office, 500 River Ridge Drive, Norwood, Massachusetts 02062-5028, Attention: Peter J. Minihane, Executive Vice President, Chief Financial Officer and Treasurer, not later than March 21, 1996 for inclusion in the proxy statement for that meeting. Other requirements for inclusion are set forth in Rule 14a-8 under the Exchange Act.

                                 OTHER MATTERS

     The Board does not know of any other matters which may come before the Annual Meeting. However, if any other matters are properly presented to the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise to act, in accordance with their judgment on such matters.

     All costs of solicitation of proxies by management will be borne by the Company. In addition to solicitations by mail, the Company's directors, officers and regular employees, without additional remunera-tion, may solicit proxies by telephone or personal interviews. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting materials to the beneficial owners of the Company's stock held in the names of such brokers, custodians and fiduciaries, and the Company will reimburse them for their out-of-pocket expenses in this connection.

                                            By order of the Board of Directors

                                            [Signature]

                                            WILLIAM C. ROGERS, Clerk

June 20, 1995

     THE BOARD HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING, WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. A PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING, AND YOUR COOPERATION WILL BE APPRECIATED. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

                                   ANNEX A

                              Form of Proxy Card

PROXY


                                MICROCOM, INC.

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS

                ANNUAL MEETING OF STOCKHOLDERS - JULY 20, 1995


        The undersigned hereby acknowledge(s) receipt of the Notice and accompanying Proxy Statement, revoke(s) any prior proxies, and appoint(s) Roland D. Pampel, Peter J. Minihane and William C. Rogers, and each of them, with power of substitution in each, attorneys for the undersigned to act for and vote, as specified below, all shares of stock which the undersigned may be entitled to vote at the Annual Meeting of the Stockholders of Microcom, Inc. to be held on Thursday, July 20, 1995, in the Auditorium, Main Lobby, The First National Bank of Boston, 100 Federal Street, Boston, Massachusetts at 10:00 a.m. and at any adjourned sessions thereof.

        WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. ALL PROPOSALS SET FORTH ON THE REVERSE OF THIS PROXY CARD HAVE BEEN PROPOSED BY THE BOARD OF DIRECTORS. IF NO DIRECTION IS GIVEN, THIS PROXY CARD WILL BE VOTED "FOR" THE NOMINEES FOR DIRECTOR AND "FOR" ALL OTHER PROPOSALS. THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

                                                                   -------------
                                                                    SEE REVERSE
                CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE          SIDE
                                                                   -------------

/ X / PLEASE MARK
      VOTES AS IN
      THIS EXAMPLE

1. To elect two Directors.                                                          FOR   AGAINST  WITHHELD

DIRECTOR NOMINEES: Roland D. Pampel and         2.  Approve an amendment to the     /  /    /  /     /  /
                   Donald G. Kennedy                Long Term Performance Plan
                                                    as adopted by the Board of
          FOR           WITHHELD                    Directors.
         /  /             /  /                  3.  Approve an amendment to the     /  /    /  /     /  /
                                                    Employee Stock Purchase Plan
                                                    as adopted by the Board of
                                                    Directors.
- ---------------------------------------         4.  Approve several amendments      /  /    /  /     /  /
For both nominess except as noted above             to the Non-Employee Director
                                                    Stock Option Plan as adopted
                                                    by the Board of Directors.
                                                5.  Ratify the selection of Arthur  /  /    /  /     /  /
                                                    Andersen LLP as independent
                                                    accountants.
                                                                                  MARK HERE
                                                                                 FOR ADDRESS         /  /
                                                                                  CHANGE AND
                                                                                 NOTE AT LEFT


Please sign exactly as your name appears        Signature: ______________________________ Date __________
hereon. Joint owners should each sign. If
acting as attorney, executor, trustee or        Signature: ______________________________ Date __________
in any other representative capacity, sign
name and title.


                                   ANNEX B

                          Long Term Performance Plan

                                 MICROCOM, INC.

                           LONG TERM PERFORMANCE PLAN
            (As Amended and Restated Effective as of April 13, 1995)

                               _______________

         1.  PURPOSE
             -------

         The purpose of this Microcom, Inc. Long Term Performance Plan (the "Plan") is to advance the interests of Microcom, Inc. (the "Company") by enabling the Company to attract and retain officers, executives and other key employees, and reward them for making major contributions to the success of the Company. This purpose is accomplished by making stock and cash awards under the Plan, thereby providing Participants with a proprietary interest in the growth and performance of the Company and cash bonuses to recognize and reward their performance.

         2.  DEFINITIONS
             -----------

             (a) "AWARD" shall mean the grant of any form of stock option, stock appreciation right, stock, or cash award, whether granted singly, in combination or in tandem, to a Participant pursuant to such terms, conditions, performance requirements, restrictions and limitations as the Committee may establish in order to fulfill the purpose of the Plan.

             (b) "AWARD AGREEMENT" shall mean a written plan document adopted by the Company or a written agreement between the Company and a Participant that sets forth the terms, conditions, performance requirements, restrictions and limitations applicable to an Award.

             (c)  "BOARD" shall mean the Board of Directors of the Company.

             (d) "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time.

             (e) "COMMITTEE" shall mean the committee designated by the Board to administer the Plan. The Committee shall consist solely of two or more outside directors, within the meaning of Section 162(m) of the Code, and shall be constituted to permit the Plan to comply with Rule 16b-3 promulgated under the Securities Exchange Act of 1934 or any successor rule. No member of the Committee may receive Awards under the Plan.

             (f) "COMMON STOCK" or "STOCK" shall mean authorized and issued or unissued $0.01 par value Common Stock of the Company.

             (g) "COMPANY" shall mean Microcom, Inc. and its subsidiaries including subsidiaries of subsidiaries and partnerships and other business ventures in which Microcom, Inc. has a significant equity interest, as determined in the sole discretion of the Committee.

             (h) "FAIR MARKET VALUE" shall mean the value of Common Stock as determined in accordance with procedures established in good faith by the Committee and, with regard to incentive stock options, in conformity with the Code and regulations with regard to incentive stock options.

             (i) "PARTICIPANT" shall mean an employee of the Company to whom an Award has been made under the Plan.

         3.  ELIGIBILITY
             -----------

         Awards may be granted to such officers, executives and key employees of the Company who hold positions of responsibility and who in the judgment of the Committee or the management of the Company can have a significant effect on the success of the Company.

         4.  STOCK AVAILABLE FOR AWARDS
             --------------------------

         The number of shares that may be issued under the Plan for Awards granted wholly or partly in Stock is 700,000 (the "Share Limit"). Included in the Share Limit are Awards denominated in units of Stock that may be redeemed or exercised for cash as well as for Stock. Also included in the Share Limit are shares of Stock withheld by the Company in connection with the exercise of any stock option or other Award to satisfy tax withholding requirements or to pay the exercise price of such stock options or Awards. Stock related to Awards that are forfeited, terminated, expire unexercised, or settled in such manner that all or some of the shares covered by an Award are not issued to a Participant, or are exchanged for Awards that do not involve Stock, shall immediately become available for Awards and will not be included within the Share Limit; provided, in the case of shares reacquired by the Company pursuant to a repurchase right, the holder thereof did not receive any benefits with respect to the ownership thereof other than voting rights.

         5.  ADMINISTRATION
             --------------

         The Plan shall be administered by the Committee, which shall have full and exclusive power to interpret the Plan, and to adopt such rules, regulations and guidelines for carrying out the Plan as it may deem necessary or proper, all of which powers shall be executed in the best interests of the Company and in keeping with the purpose of the Plan. These powers include, but are not limited to, designating the Participants, designating the Awards made to each Participant, establishing performance goals and subplans, establishing vesting and exercisability restrictions, and waiving any or all restrictions previously attached to any Award. These powers include the adoption of modifications, amendments, procedures, subplans and the like as are necessary to comply with provisions of the laws and regulations of the countries in which the Company operates in order to assure the viability of Awards granted under the Plan and to enable Participants regardless of where employed to receive advantages and benefits under the Plan and such laws and regulations.

         6.  DELEGATION OF AUTHORITY
             -----------------------

         The Committee may delegate to the chief executive officer and to other senior officers of the Company its duties under the Plan pursuant to such conditions or limitations as the Committee may establish, except that only the Committee may select, and grant Awards to, Participants who are subject to
Section 16 of the Securities Exchange Act of 1934 ("Section 16 Persons").

         7.  AWARDS
             ------

         The Committee shall determine the type or types of Award(s) to be made to each Participant and shall set forth in the related Award Agreement the terms, conditions, performance requirements, and limitations applicable to each Award. Awards may include but are not limited to those listed in this Section
7. Awards may be granted singly, in combination or in tandem. Awards may also be made in combination or in tandem with, in replacement of, or as alternatives to, grants or rights under any other employee plan of the Company, including the plan of any acquired entity. Any other provision hereof notwithstanding, no Participant shall be granted within any fiscal year of the Company Awards of stock options or SAR's the aggregate of which shall exceed 100,000 shares.

             (a) STOCK OPTIONS. A stock option is the grant by the Company to a Participant of a right to purchase a specified number of shares of Stock the purchase price of which shall be not less than 100% of Fair Market Value on the date of grant of such right, as determined by the Committee. A stock option may be in the form of (i) a nonqualified option which shall be subject to terms, conditions and limitations established by the Committee or (ii) an incentive stock option ("ISO") which, in addition to being subject to applicable terms, conditions and limitations established by the Committee, complies with Section 422 of the Code which, among other limitations, provides that the aggregate Fair Market Value (determined at the time the option is granted) of Stock for which ISO's are exercisable for the first time by a Participant during any calendar year shall not exceed $100,000; that ISO's shall be priced at not less than 100% of the Fair Market Value on the date of the grant; and that ISO's shall be exercisable for a period of not more than ten years.

             (b) STOCK APPRECIATION RIGHTS. A stock appreciation right ("SAR") is a right of a Participant to receive from the Company a payment, in cash and/or Stock, equal to the excess of the Fair Market Value of a specified number of shares of Stock on the date the SAR is exercised over the Fair Market Value on the date of grant of the SAR, as set forth in the Award Agreement.

             (c) STOCK AWARD. An Award may be made in shares of Stock or denominated in units of Stock. All or part of any Stock Award may be subject to terms, conditions and limitations established by the Committee, and set forth in the Award Agreement, which may include, but are not limited to, continuous service with the Company, achievement of specific individual, divisional or Company-wide business objectives, increases in specified indices, attaining financial growth rates, and other comparable measurements of performance. When transfer of Stock is so restricted or subject to forfeiture provisions, it is referred to as "Restricted Stock."

             (d) CASH AWARD. An Award may be denominated in cash with the eventual payment amount subject to future service and such other restrictions and conditions established by the Committee and set forth in the Award Agreement, including, but not limited to, continuous service with the Company, achievement of specific individual, divisional or Company-wide business objectives, increases in specified indices, attaining financial growth rates, and other comparable measurements of performance.

         8. PAYMENT OF AWARDS
            -----------------

         Payment of Awards may be made in the form of cash, Stock, or combinations thereof, and may include such restrictions as the Committee shall determine, including in the case of Stock, restrictions on transfer and forfeiture provisions. If the Committee specifies in the Award Agreement, payment of Awards shall be deferred, either in the form of installments or as a future lump sum payment. The Committee may permit Participants to elect to defer payments of some or all types of Awards in accordance with procedures established by the Committee which are intended to permit such deferrals to comply with applicable requirements of the Code including, at the choice of the Participant, the capability to make further deferrals for payment after retirement. Any deferred payment, whether elected by the Participant or specified by the Award Agreement, may require the payment to be forfeited in accordance with the provisions of Section 13 of the Plan. Dividends or dividend equivalent rights may be extended to and made a part of any Award denominated in Stock or units of Stock, subject to such terms, conditions and restrictions as the Committee may establish. The Committee may also establish rules and procedures for the crediting of interest on deferred cash payments and dividend equivalents for deferred payments denominated in Stock or units of Stock. At the discretion of the Committee, a Participant may be offered an election to substitute an Award for another Award or Awards of the same or different type.

         9. STOCK OPTION EXERCISE
            ---------------------

         The price at which shares of Stock may be purchased under a Stock Option shall be paid in full at the time of the exercise in cash or, if permitted by the Committee, by means of tendering Stock or surrendering another Award, including Restricted Stock, valued at Fair Market Value on the date of exercise, or any combination thereof. The Committee shall determine acceptable methods for tendering Common Stock or other Awards and may impose such conditions on the use of Common Stock or other Awards to exercise a stock option as it deems appropriate. In the event shares of Restricted Stock are tendered as consideration for the exercise of a stock option, a number of the shares issued upon the exercise of the stock option, equal to the number of shares of Restricted Stock used as consideration therefor, shall be subject to the same restrictions as the Restricted Stock so submitted plus any additional restrictions that may be imposed by the Committee.

      10.   TAX WITHHOLDING
            ---------------

      The Company shall have the right to deduct applicable taxes from any Award payment and withhold, at the time of delivery or vesting of shares under the Plan, an appropriate number of shares for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes; provided that with respect to Section 16 Persons the Company shall in all cases where tax withholding is required with respect to such Participants, withhold shares of Stock having a value equal to such withholding obligation. If Stock or Restricted Stock is used to satisfy tax withholding, such Stock shall be valued based on the Fair Market Value when the tax withholding is required to be made.

      11.   AMENDMENT, MODIFICATION, SUSPENSION OR DISCONTINUANCE OF THE PLAN
            -----------------------------------------------------------------

      The Board may amend, modify, suspend or terminate the Plan for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law. Subject to changes in law or other legal requirements that would permit otherwise, the Plan may not be amended without the approval of the shareholders, to (i) increase the aggregate number of shares of Common Stock that may be issued under the Plan (except for adjustments pursuant to Section 15 of the Plan), (ii) decrease the option price to less than 100% of Fair Market Value for stock options or SAR's, or (iii) materially modify the requirements as to eligibility for participation in the Plan.

      12.   TERMINATION OF EMPLOYMENT
            -------------------------

      If the employment of a Participant terminates, other than pursuant to paragraphs (a) or (b) of this Section 12, all unexercised, deferred and unpaid Awards shall be cancelled immediately, unless the Award Agreement provides otherwise.

            (a) RETIREMENT UNDER A COMPANY RETIREMENT PLAN. When a Participant's employment terminates as a result of retirement in accordance with the terms of a Company retirement plan, the Committee (in the form of an Award Agreement or otherwise) may permit Awards to continue in effect beyond the date of retirement in accordance with the applicable Award Agreement and the exercisability and vesting of any Award may be accelerated.

            (b)  DEATH OR DISABILITY OF A PARTICIPANT.

                 (i) In the event of a Participant's death, the Participant's estate or beneficiaries shall have a period of one year from the date of the Participant's death, or other period specified in the Award Agreement, within which to receive or exercise any outstanding Award held by the Participant to the extent such Award was exercisable by the Participant on the date of his death, provided that no Award shall be exercisable by anyone after the termination date otherwise applicable to the Award. Rights to any such outstanding Awards shall pass by will or the laws of descent and distribution in the following order:

(1) to beneficiaries so designated by the Participant; if none, then (2) to a legal representative of the Participant; if none, then (3) to the persons entitled thereto as determined by a court of competent jurisdiction. Subject to subparagraph (iii) below, Awards so passing shall be exercised or paid out at such times and in such manner as if the Participants were living.

                 (ii) In the event a Participant is deemed by the Company to be disabled, Awards and rights to any such Awards may be paid to or exercised by the Participant, if legally competent, or a committee or other legally designated guardian or representative if the Participant is legally incompetent by virtue of such disability; in the event of the Participant's disability the Participant (or such legally designated guardian) shall have a period of one year after the Participant ceases to perform services on account of disability, or other period specified in the Award Agreement, within which to receive or exercise any outstanding Award held by the Participant to the extent such Award was exercisable by the Participant on the date he ceased to perform services, provided that no Award shall be exercisable by anyone after the termination date otherwise applicable to the Award.

                (iii) After the death or disability of a Participant, the Committee may in its sole discretion at any time (1) terminate restrictions in Award Agreements; (2) accelerate any or all installments and rights: and (3) instruct the Company to pay the total of any accelerated payments in a lump sum to the Participant, the Participant's estate, beneficiaries or representative, notwithstanding that, in the absence of such termination of restrictions or acceleration of payments, any or all of the payments due under the Awards might ultimately have become payable to other beneficiaries.

                 (iv) In the event of uncertainty as to interpretation of or controversies concerning this paragraph (b) of Section 12, the Committee's determination shall be binding and conclusive.

      13.   CANCELLATION AND RESCISSION OF AWARDS
            -------------------------------------

      Unless the Award Agreement specifies otherwise, the Committee may cancel any unexpired, unpaid, or deferred Awards at any time if the Participant is not in compliance with all other applicable provisions of the Award Agreement, the Plan and with the following conditions:

            (a) A Participant shall not render services for any organization or engage directly or indirectly in any business which, in the judgment of the chief executive officer of the Company or other senior officer designated by the Committee, is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company. For a Participant whose employment has terminated, the judgment of the chief executive officer shall be based on the Participant's position and responsibilities while employed by the Company, the Participant's post-employment responsibilities and position with the other organization or business, the extent of past, current and potential competition or conflict between the Company and the other organization or business, the effect on the Company's customers, suppliers and competitors of the Participant's assuming the post-employment position, and such other considerations as are deemed relevant given the applicable facts and circumstances.

            (b) A Participant shall not, without prior written authorization from the Company, disclose to anyone outside the Company, or use in other than the Company's business, any confidential information or material relating to the business of the Company, acquired by the Participant either during or after employment with the Company.

            (c) A Participant shall disclose promptly and assign to the Company all right, title, and interest in any invention or idea, patentable or not, made or conceived by the Participant during employment by the Company, relating in any manner to the actual or anticipated business, research or development work of the Company and shall do anything reasonably necessary to enable the Company to secure a patent where appropriate in the United States and in other countries.

            (d) Upon exercise, payment or delivery pursuant to an Award, the Participant shall certify on a form acceptable to the Committee that he or she is in compliance with the terms and conditions of the Plan. Failure to comply with the provisions of paragraph (a), (b) or (c) of this Section 13 prior to, or during the six months after, any exercise, payment or delivery pursuant to an Award shall cause such exercise, payment or delivery to be rescinded. The Company shall notify the Participant in writing of any such rescission within two years after such exercise, payment or delivery. Within ten days after receiving such a notice from the Company, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of the rescinded exercise, payment or delivery pursuant to an Award. Such payment shall be made either in cash or by returning to the Company the number of shares of Stock that the Participant received in connection with the rescinded exercise, payment or delivery.

            (e) Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment at any time, for any reason or no reason in the Company's sole discretion, nor confer upon any Participant any right to continue in the employ of the Company. For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its subsidiaries (or between subsidiaries) shall not be deemed a termination of employment.

            (f) No employee shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

      14.   NON-TRANSFERABILITY
            -------------------

      Unless the Award Agreement specifies otherwise, no Award shall be transferable by a Participant otherwise than by will or by the laws of descent and distribution and each Award shall be exercisable during a Participant's lifetime only by him.

      15.   ADJUSTMENTS
            -----------

      In the event of any change in the outstanding Stock of the Company by reason of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger, or similar event, the Committee may adjust proportionally (a) the number of shares of Stock (i) reserved under the Plan,
(ii) available for ISO's, (iii) for which Awards may be granted to an individual Participant, and (iv) covered by outstanding Awards denominated in Stock or units of Stock; (b) the Stock prices related to outstanding Awards; and (c) the appropriate Fair Market Value and other price determinations for such Awards. In the event of any other change affecting the Stock or any distribution (other than normal cash) to holders of Stock, such adjustments as may be deemed equitable by the Committee, including adjustments to avoid fractional shares, shall be made to give proper effect to such event. In the event of a corporate merger, consolidation, acquisition of property or stock, reorganization or liquidation, the Committee is authorized to issue or assume stock options, whether or not in a transaction to which Section 424(a) of the Code applies, by means of substitution of new stock options for previously issued stock options or an assumption of previously issued stock options.

      If the Company is merged into or consolidated with another corporation under circumstances where the Company is not the surviving corporation, or if the Company is liquidated or sells or otherwise disposes of substantially all of its assets to another corporation while Awards remain outstanding under the Plan, (i) subject to the provisions of clauses (iii), (iv) and (v) below, after the effective date of such merger, consolidation or sale, as the case may be, each holder of an outstanding Award shall be entitled, upon exercise of such Award, to receive in lieu of Stock of the Company, shares of such stock or other securities as the holders of Stock received pursuant to the terms of the merger, consolidation or sale; or (ii) the Committee may waive any discretionary limitations imposed with respect to the exercise of the Award so that all Awards from and after a date prior to the effective date of such merger, consolidation, liquidation or sale, as the case may be, specified by the Committee, shall be exercisable or payable in full; or (iii) all outstanding Awards may be cancelled by the Committee as of the effective date of any such merger, consolidation, liquidation or sale provided that notice of such cancellation shall be given to each holder of an Award, and each such holder thereof shall have the right to exercise such Award in full (without regard to any discretionary limitations imposed with respect to the Award) during a 30-day period preceding the effective date of such merger, consolidation, liquidation or sale; or (iv) all outstanding Awards may be cancelled by the Committee as of the date of any such merger, consolidation, liquidation or sale provided that notice of such cancellation shall be given to each holder of an Award, and each such holder thereof shall have the right to exercise such Award but only to the extent exercisable in accordance with any discretionary limitations imposed with respect to the Award prior to the effective date of such merger, consolidation, liquidation or sale; or (v) the Committee may provide for the cancellation of all outstanding Awards and for the payment to the holders thereof some part or all of the amount by which the value thereof exceeds the payment, if any, which the holder would have been required to make to exercise such Award.

      16.   NOTICE
            ------

      Any notice to the Company required by any of the provisions of the Plan shall be addressed to the chief financial officer of the Company in writing, and shall become effective when it is received by the chief financial officer.

      17.   UNFUNDED PLAN
            -------------

      Insofar as it provides for Awards of cash and Stock, the Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Participants who are entitled to cash, Stock or rights thereto under the Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by cash, Stock or rights thereto, nor shall the Plan be construed as providing for such segregation, nor shall the Company or the Board or the Committee be deemed to be a trustee of any cash, Stock or rights thereto to be granted under the Plan. Any liability of the Company to any Participant with respect to a grant of cash, Stock or rights thereto under the Plan shall be based solely upon any contractual obligations that may be created by the Plan and any Award Agreement; no such obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company nor the Board nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by the Plan.

      18.   GOVERNING LAW
            -------------

      The Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of The Commonwealth of Massachusetts and construed accordingly.

      19.   EFFECTIVE AND TERMINATION DATES
            -------------------------------

      The Plan became effective on June 8, 1994, the date it was adopted by the Board, and was approved by stockholders on July 21, 1994. This amendment and restatement of the Plan was approved by the Board effective April 13, 1995, subject to approval of the stockholders on or before April 12, 1996. The Plan shall terminate ten years after the date it is initially adopted by the Board, subject to earlier termination by the Board pursuant to Section 11, after which no Awards may be made under the Plan, but any such termination shall not affect Awards then outstanding or the authority of the Committee to continue to administer the Plan.

                                   ANNEX C

                1993 Non-Employee Directors Stock Option Plan

                                 MICROCOM, INC.

                  1993 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN
               (As Amended and Restated Effective March 17, 1995)
                               _______________


Section 1.  Purpose of Plan
- ----------  ---------------

         The purpose of this Microcom, Inc. 1993 Non-Employee Director Stock Option Plan ("Plan") is to enable Microcom, Inc. (the "Company") to attract and retain non-employee directors and further align their interests with those of the shareholders by providing for or increasing their equity interests in the Company.

Section 2.  Administration
- ----------  --------------

         This Plan shall be administered by the Board of Directors of the Company (the "Board") or by the Compensation Committee appointed by the Board (the "Committee"). In the event the Board refrains from delegating administration of this Plan to the Committee, the Board shall have all power and authority to administer this Plan. In such event, the word "Committee" wherever used herein shall be deemed to mean the Board. The Committee shall, subject to the provisions of the Plan, have the power to construe this Plan, to determine all questions hereunder, and to adopt and amend such rules and regulations for the administration of this Plan as it may deem desirable.

Section 3.  Persons Eligible Under Plan
- ----------  ---------------------------

         Each member of the Board who is not an employee of the Company or any of its subsidiaries (a "Non-Employee Director") shall be eligible for the grant of Options (as hereinafter defined) under this Plan.

Section 4.  Available Shares
- ----------  ----------------

         The total number of shares of Common Stock, par value $.01 per share, of the Company ("Common Shares"), for which options may be granted under this Plan shall not exceed 150,000 shares, subject to adjustment as provided in
Section 6 hereof. Shares subject to this Plan are authorized but unissued Common Shares or Common Shares that were once issued and subsequently reacquired by the Company. If any Options (as hereinafter defined) granted under this Plan are surrendered before exercise or lapse without exercise, in whole or in part, the Common Shares reserved therefor shall continue to be available under this Plan.

Section 5.  Options
- ----------  -------

         (a) INITIAL GRANTS. Each person who is a Non-Employee Director shall, on March 17, 1995 without further action by the Board or the Committee, automatically be granted an option ("Option") to purchase 16,000 Common Shares, subject to adjustment as provided in Section 6 hereof. In addition, each person who first becomes a Non-Employee Director after March 17, 1995 shall, on the date such person becomes a Non-Employee Director, without further action by the Board or Committee, automatically be granted an Option to purchase 16,000 Common Shares, subject to adjustment as provided in Section 6 hereof.

         (b) ANNUAL GRANTS. On April 15, 1996 and on April 15 of each succeeding year during the term of this Plan, or, if April 15 shall not be a business day, the business day immediately preceding such date, each person who is a Non-Employee Director shall without further action by the Board or Committee automatically be granted an Option to purchase 4,000 Common Shares, subject to adjustment as provided in Section 6 hereof.

         (c) INSUFFICIENT SHARES. Notwithstanding the foregoing, if, on any date upon which Options are to be granted under Section 5(a) or (b) hereof, the number of Common Shares remaining available for issuance under this Plan is insufficient for the grant of Options to purchase the total number of Common Shares specified in such section, then each Non-Employee Director entitled to receive an Option on such date shall be granted an Option to purchase a proportionate amount of the available number of Common Shares (rounded down to the greatest number of whole shares). Except for the specific Options referred to in Section 5(a) and (b) above, no other Options shall be granted under this Plan.

         (d) OPTION PRICE AND TERMS. Each Option shall be evidenced by a written option agreement that shall contain the following terms and provisions:

         (i) The exercise price per Common Share shall be equal to the Fair Market Value (as hereinafter defined) of one Common Share on the date of grant of such Option. If, at the time an Option is granted the Company's Common Shares are publicly traded, "Fair Market Value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such Option is granted and shall mean (i) the average (on that date) of the high and low prices of the Common Shares on the principal national securities exchange on which the Common Shares are traded, if the Common Shares are then traded on a national securities exchange; or
         (ii) the last reported sale price (on that date) of the Common Shares on the Nasdaq National Market System, if the Common Shares are not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Shares are not then reported on the Nasdaq National Market System or on a national securities exchange. If, at the time an Option is granted under the Plan, the Company's Common Shares are not publicly traded, "Fair Market Value" shall be the fair market value on the date the Option is granted as determined by the Committee in good faith.

             (ii) Payment of the exercise price of the Option shall be made in full in cash or by check concurrently with the exercise of the Option.

            (iii) The Option shall be nontransferable by the optionee other than by will or the laws of descent and distribution, and shall be exercisable during the optionee's life time only by the optionee or the optionee's guardian or legal representative.

             (iv) Options granted pursuant to this Section 5 shall be immediately exercisable and shall expire upon the first to occur of the following:

                (A) the third anniversary of the date upon which the optionee shall cease to be Non-Employee Director, or

                (B)  the tenth anniversary of the date of grant.

             (v) Shares issued upon exercise of an Option granted hereunder which are unvested shall be subject to repurchase by the Company, at the Company's election, at a price equal to the exercise price of the Option if the optionee either (A) ceases to be a Non-Employee Director for any reason whatsoever other than death or permanent disability or
         (B) proposes to sell or otherwise transfer such shares. Shares shall vest and become free of the Company's repurchase right in accordance with the following:

                (a) shares issued upon exercise of an Option granted pursuant to Section 5(a) shall vest in three annual installments of 32%, 33% and 35% on the first, second and third anniversaries, respectively, of the date of grant;

                (b) shares issued upon exercise of an Option granted pursuant to Section 5(b) shall vest in full on the first anniversary of the date of grant; and

                (c) shares issued upon exercise of any Option granted under the Plan to an optionee who ceases to be a Non- Employee Director due to death of permanent disability shall be fully vested upon such cessation of service.

         Within 30 days of the date of notice from the Company of exercise of its repurchase rights, the shares to be repurchased shall be transferred by the optionee to the Company against payment by the Company of the purchase price specified above. If the Company shall fail to exercise its repurchase rights within 120 days of the date the optionee ceases to serve as a Non-Employee Director, the repurchase rights with respect to the shares imposed by this Section 5(v) shall terminate and the optionee may thereafter transfer the shares, subject, however, to such other restrictions on transfer as may then exist thereon. If an optionee fails to comply with any of the provisions of this Section 5(v), the Company, at its option, and in addition to its other remedies, may suspend the rights of the optionee to vote or receive dividends on the shares or may refuse to register on its books any transfer of the shares or otherwise recognize any transfer or change in the ownership of the shares or in the right to vote thereon, until the provisions of this Section are complied with to the satisfaction of the Company.

            (vi) Such other terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall include in the written option agreement.

Section 6.  Adjustments
- ----------  -----------

         (a) STOCK DIVIDENDS, RECAPITALIZATION, ETC. If the outstanding securities of the class then subject to this Plan are increased, decreased or exchanged for or converted into a different number or kind of securities of the Company, or if cash, property or securities are distributed in respect of such outstanding securities, in either case as a result of a reorganization, merger, consolidation, recapitalization, restructuring, reclassification, dividend (other than a regular cash dividend) or other distribution, stock split, reverse stock split or the like, then, unless the terms of such transaction shall provide otherwise, the Committee shall make appropriate and proportionate adjustments in (i) the number and type of shares or other securities or cash or other property that may be acquired pursuant to Options theretofore granted under this Plan, and (ii) the maximum number and type of shares or other securities that may be issued pursuant to Options thereafter granted under this Plan.

         (b) MERGER, SALE OF ASSETS, ETC. If the Company is merged into or consolidated with another corporation under circumstances where the Company is not the surviving corporation or if the Company is liquidated or sells or otherwise disposes of all or substantially all of its assets while unexercised Options remain outstanding under the Plan, as of the date thirty (30) days prior to such transaction (i) all outstanding Options shall become fully vested and exercisable in full, and (ii) any Options which remain unexercised as of the day prior to the effective date of the transaction shall be cancelled as of such day and shall not thereafter be exercisable by anyone; provided that the accelerated exercisability of Options shall be contingent on completion of the transaction and shall be null and void if the transaction is not consummated; and provided, further, that accelerated exercisability pursuant to this provision shall not extend the expiration date for any Option determined pursuant to Section 5.

Section 7.  Amendment and Termination of Plan
- ----------  ---------------------------------

         The Board may amend or terminate this Plan at any time and in any manner, subject to the following:

         (a) no such amendment or termination shall deprive the recipient of any Option theretofore granted under this Plan, without the consent of such recipient, of any of his or her rights thereunder or with respect thereto; and

         (b) Section 5 hereof shall not be amended more than once every six months other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act of 1974, or the rules thereunder.

Section 8.  Effective Date and Duration of Plan
- ----------  -----------------------------------

         The Plan became effective on April 21, 1993, the date it was originally adopted by the Board, and was approved by stockholders on July 15, 1993. This amendment and restatement of the Plan was approved by the Board effective March 17, 1995, subject to approval of the stockholders on or before March 16, 1996. This Plan shall terminate and no Options shall be granted hereunder after April 15, 2003.

                                   ANNEX D

                      1987 Employee Stock Purchase Plan

                                 MICROCOM, INC.
                       1987 EMPLOYEE STOCK PURCHASE PLAN
            (As Amended and Restated Effective as of April 24, 1995)


   1. PURPOSES. The Microcom, Inc. 1987 Employee Stock Purchase Plan (the "Plan") is intended to provide a method whereby employees of Microcom, Inc. ("Microcom") and its subsidiary corporations (collectively referred to, unless the context otherwise requires, as the "Company") will have an opportunity to share in the growth and development of the Company by acquiring a proprietary interest therein through the purchase of shares of the common stock, $0.01 par value per share, of Microcom, Inc. (the "Common Stock"). It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as it may be amended (the "Code"). Accordingly, the provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

   2.   DEFINITIONS.

   (a) "Base Pay" means regular straight time earnings including commissions and shift premiums, but excluding payments for overtime, incentive compensation, bonuses, and other special payments.

   (b) "Eligible employee" means any person who is customarily employed for 20 or more hours per week and more than five months in a calendar year by the Company and whose period of employment by the Company is at least three months; provided that for purposes of determining eligibility under this Section, the Company, in its discretion may credit an employee with the period of time he was employed by a subsidiary of the Company or an entity acquired by and merged into the Company if, at the time such entity is acquired, the employee was so employed. An eligible employee shall not include an employee of the Company who is an officer and who is also a highly compensated employee, as this term is defined in Section 414(q) of the Code.

   (c) "Subsidiary corporation" shall mean any present or future corporation which is a "subsidiary corporation" of Microcom as that term is defined in
Section 425 of the Code.

   3.   ELIGIBILITY.

   (a) Only eligible employees shall be eligible to participate in an Offering (as defined below) under the Plan.

   (b) Any provision of the Plan to the contrary notwithstanding, no employee shall be granted an Option under the Plan:

       (i) If, immediately after the grant, such employee would own stock, and/or hold outstanding options to purchase stock, possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any subsidiary of the Company (for purposes of this paragraph the rules of Section 425(d) of the Code shall apply in determining stock ownership of any employee); or

       (ii) Which permits such employee to purchase stock during a calendar year having a fair market value which exceeds the difference between $25,000 and the fair market value of any other shares of stock purchased or purchasable during that calendar year under any other employee stock purchase plans of the Company which meet the requirements of Section 423 of the Code. For purposes of this Section 3(b)(ii), the fair market value of the stock shall be determined as of the date the option to which it relates was granted.

   4. OFFERING DATES. The Plan will be implemented by a series of offerings (each of which is referred to herein individually as an "Offering") of such number of shares of Common Stock as is determined prior to the Offering by the Board of Directors of the Company (the "Board"). An Offering shall begin on June 1st and December 1st of each year or such other dates as are approved by the Board, except for the first Offering which shall begin on December 3, 1987 (each such date referred to as the "Offering Commencement Date"). Each Offering shall be of such duration and shall end as of such date (each such date referred to as the "Offering Termination Date"), as is determined prior to the Offering by the Board, provided that the duration of an Offering shall in no event exceed 27 months from the Offering Commencement Date.

   5. PARTICIPATION. An eligible employee may become a participant in an Offering by completing such application form as is provided by the Company and filing it with the Company's Treasurer at such time as is determined by the Board (or person(s) to whom the Board has delegated such authority).

   6.   METHOD OF PAYMENT.  With respect to each Offering:

   (a) The method of payment for shares of Common Stock purchased upon exercise of rights granted hereunder shall be through regular payroll deductions or by lump sum cash payment or both, as determined with respect to each Offering by the Board. To the extent a participant's method of payment is through regular payroll deductions, the participant shall elect to have deductions made from his or her pay on each payday during the time he or she is a participant in the Offering at a specified percentage of the participant's compensation, in whole integers, that, when aggregated with the amount of any lump sum cash payment the participant elects, does not exceed 10% of the participant's base pay. If on an Offering Commencement Date a participant is participating in one or more other Offerings under the Plan, the aggregate percentage of the participant's compensation he or she may elect as a payment (by payroll deduction, lump sum cash payment, or both) with respect to all such Offerings shall not exceed 10% of the participant's base pay.

   (b) Payroll deductions for a participant shall commence on the first pay day after the Offering Commencement Date, or as of such later date as a prospectus with respect to the offering of Common Stock covered by the Plan is provided to the participant, and shall end with the last pay day prior to the Offering Termination Date unless sooner terminated by the participant as provided in Paragraph 10.

   (c) All payroll deductions and lump sum cash payments made for or by a participant shall be credited to the participant's account under the Plan.

   (d) A participant may discontinue participation in an Offering as provided in Paragraph 10 and may reduce prospectively the rate of payroll deduction once during the Offering (effective on the first pay day following the twentieth day after the participant notifies the Human Resources Department of the Company of such reduction), but no other changes can be made during such Offering.

   7. GRANTING OF OPTION. With respect to each Offering during the term of the Plan:

   (a) Subject to the limits of Paragraph 3(b), a participant shall be deemed to have been granted, on the Offering Commencement Date, an option (an "Option") to purchase a maximum number of shares of Common Stock determined as follows: 15% of the participant's base pay, determined as of the Offering Commencement Date (with changes, if any, in such base pay which are made applicable to the Offering by the Board) for the period of the Offering divided by 85% of the fair market value of a share of Common Stock on the Offering Commencement Date.

   (b) The purchase price of a share of Common Stock in any Offering (the "Option Exercise Price") shall be the lower of:

        (i) 85% of the fair market value of a share of Common Stock on the Offering Commencement Date; or

        (ii) 85% of the fair market value of a share of Common Stock on the Offering Termination Date.

   (c)(i) For purposes of this Paragraph, the fair market value of a share of Common Stock shall be the last sales price for a share of Common Stock on the appropriate date (or on the next regular business day on which the Common Stock is traded in the over-the-counter market in the event that no shares of Common Stock are traded on such date), as reported on the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ") National Market, rounded up to the nearest one-fourth of a dollar.

      (ii) If the Common Stock is listed on a national securities exchange, the fair market value shall then be the closing price of a share of Common Stock on such exchange on the appropriate date (or on the next regular business day on which shares of the Common Stock be traded on the exchange in the event that no shares of the Common Stock shall have been traded on such date), rounded up to the nearest dollar.

   8. EXERCISE OF OPTION. With respect to each Offering during the term of the Plan:

   (a) Unless a participant gives written notice of withdrawal to the Company as hereinafter provided, the Option will be deemed to have been exercised automatically on the Offering Termination Date for the purchase of the number of full shares of Common Stock which the accumulated payroll deductions and lump sum cash payments, if any, in the account at that time will purchase at the Option Exercise Price (but not in excess of the maximum number of shares calculated pursuant to Paragraph 7(a)).

   (b) By written notice to the Human Resources Department of the Company at an time prior to the Offering Termination Date, a participant may elect to withdraw all of the accumulated payroll deductions and lump sum cash payments, if any, in the participant's account at such time, as provided in Paragraph 10(a), and the Option will terminate unexercised.

   (c) Fractional shares will not be issued under the Plan and any accumulated payroll deductions and lump sum cash payments, if any, which would have been used to purchase fractional shares shall be reported to the participant and will be carried forward to the next Offering unless the participant does not elect to participate in such Offering, in which event such amounts will be returned to the participant promptly following the Offering Termination Date. Any accumulated payroll deductions and lump sum cash payments, if any, which are in excess of the limitations of Paragraphs 7(a) and 12(a) will also be returned to the participant promptly following the Offering Termination Date.

   9. DELIVERY. As promptly as practicable after the Offering Termination Date, the Company will deliver to each participant, as appropriate, the certificate or certificates representing the shares of Common Stock purchased upon the exercise of the Option.

   10.  WITHDRAWAL.

   (a) As indicated in Paragraph 8(b), a participant may withdraw payroll deductions and lump sum cash payments, if any, credited to his or her account under any such Offering at any time prior to the Offering Termination Date by giving written notice of withdrawal to the Human Resources Department of the Company. All of the participant's payroll deductions and lump sum cash payments, if any, credited to such account will be paid to the participant promptly after receipt of notice of withdrawal, and the participant's Option will terminate. The participant will not be permitted to elect any further payroll deductions or lumps sum cash payments during such Offering. The Company may, in its discretion, treat any attempt by a participant to borrow on the security of accumulated payroll deductions or lump sum cash payments as an election to withdraw such amounts.

   (b) A participant's withdrawal from an Offering will not have any effect upon eligibility to participate in any future Offering pursuant to the Plan or in any similar plan which may hereafter be adopted by the Company.

   (c) Upon termination of the participant's employment with the Company for any reason, including retirement but excluding death during an Offering, the participant's Option will terminate and the payroll deductions and lump sum cash payments, if any, credited to the participant's account with respect to the then current Offering will be returned to the participant or, in the case of death subsequent to the termination of employment, to the person or persons entitled thereto under Paragraph 14.

   (d) Upon termination of the participant's employment with the Company because of death, the beneficiary (as defined in Paragraph 14) shall have the right to elect, by written notice given to the Human Resources Department of the Company prior to the expiration of 30 days commencing with the date of death of the participant, either:

       (i) To withdraw all of the payroll deductions and lump sum cash payments, if any, credited to the participant's account with respect to the then current Offering; or

       (ii) To exercise the participant's Option for the purchase of stock pursuant to the then current Offering on the Offering Termination Date for the purchase of the number of full shares of stock specified in the participant's Option (or, if less, for periods with respect to which payroll deductions and lump sum cash payments, if any, have been made for participation generally, the number of full shares of stock that the accumulated payroll deductions and lump sum cash payments, if any, in the participant's account at the date of the participant's death will purchase at the Option Exercise Price (subject to the limitations contained in Paragraphs 7(a) and

12(a)), and any excess in such account will be returned to the beneficiary). In the event that no such written notice of election shall be received by the Human Resources Department of the Company, a notice of withdrawal shall be deemed to have been received within the meaning of Paragraph 10(a), and the amounts due shall be paid promptly to the beneficiary in accordance with the terms of Paragraph 14.

   11. INTEREST. No interest will be paid or allowed on any money paid into the Plan or credited to the account of any participant.

   12.   STOCK.

   (a) The maximum number of shares of Common Stock which shall be made available for sale under all Offerings in the aggregate pursuant to the Plan shall be 1,345,000 shares subject to adjustment upon changes in capitalization of Microcom as provided in Paragraph 17. Such shares may be authorized and unissued shares or may be "treasury" shares. Any shares subject to an Option which for any reason expires or is terminated unexercised as to such shares may again be subject to an Option under the Plan. If the total number of shares for which Options are exercised on any Offering Termination Date in accordance with Paragraph 8 exceeds the number of shares offered in such Offering or available under the Plan, the Company shall make a pro rata allocation of the shares available for delivery and distribution in as nearly a uniform manner as shall be practicable and as it, in its sole discretion, shall determine to be equitable, and the balance of payroll deductions and lump sum cash payments, if any, credited to the account of each participant under the Plan shall be handled as provided in Paragraph 8(c).

   (b) The participant will have no interest in shares of Common Stock covered by an Option until such Option has been exercised.

   (c) Stock to be delivered to a participant pursuant to an Offering under the Plan will be registered in the name of the participant, or, if the participant so directs by written notice to the Human Resources Department prior to the Offering Termination Date, in the names of the participant and one other person designated by the participant, as joint tenants with right of survivorship, to the extent permitted by applicable law.

   (d) The Board may, in its discretion, require as conditions to the exercise of any Option that the shares of Common stock reserved for issuance upon the exercise of the Option shall have been duly listed upon official notice of issuance upon any national securities exchange upon which the Common Stock is listed, and that either:

       (i) A Registration Statement under the Securities Act of 1933, as amended, with respect to such shares shall have become effective; or

       (ii) The participant shall have represented in form and substance satisfactory to the Company that it is the participant's intention to purchase such shares for investment.

   13. ADMINISTRATION. The Plan shall be administered by the Board or, to the extent delegated by the Board, a compensation committee (the "Committee"). Subject to the provisions of the Plan, the Board or the Committee shall have full power to construe and interpret the Plan and to establish, amend and rescind rules and regulations for its administration. Determinations made by the Committee and approved by the Board with respect to any other matter or provision contained in this Plan shall be final, conclusive and binding upon the Company and upon all participants, their heirs or legal representatives. Any rules or regulations adopted by the Committee or the Board shall remain in full force and effect unless and until altered, amended or repealed by the Committee or the Board.

   14. DESIGNATION OF BENEFICIARY. A participant may file with the Human Resources Department of the Company a written designation of a beneficiary who is to receive any shares of Common Stock and/or cash in the event of the death of the participant prior to the delivery of such shares or cash to the participant. Such designation of beneficiary may be changed by the participant at any time by written notice to the Human Resources Department. Within 30 days after the participant's death, the beneficiary may, as provided in Paragraph 10(d), elect to exercise the participant's Option when it becomes exercisable on the Offering Termination Date of the then current Offering.
Upon the death of a participant and upon receipt by the Company of proof of identity and existence at the participant's death of a beneficiary validly designated by him or her under the Plan and notice of election of the beneficiary to exercise the Option, the Company shall deliver such stock and/or cash to such beneficiary. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such stock and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company) the Company, in its discretion, may deliver such stock and/or cash to the spouse or to any one or more dependents of the participant as the Company may designate. No beneficiary shall, prior to the death of the participant by whom he or she has been designated, acquire any interest in the shares of Common Stock or cash credited to the participant under the Plan.

   15. TRANSFERABILITY. Neither payroll deductions and lump sum cash payments, if any, credit to a participant's account nor any rights to exercise an Option or to receive shares of Common Stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the participant otherwise than by will or the laws of descent and distribution, and no rights under the Plan may be exercisable during the participant's lifetime by anyone other than the participant or his guardian or legal representative.

   16. USE OF FUNDS. All payroll deductions and lump sum cash payments, if any, received or held by the Company under this Plan may be used by the Company for any corporate purpose and the Company shall not be obligated to segregate such payroll deductions and lump sum cash payments, if any.

   17. EFFECT OF CHANGES IN THE COMMON STOCK. In the event of any changes of the shares of the Common Stock by reason of stock dividends, subdivisions, combinations and exchanges of shares, recapitalizations, mergers in which Microcom is the surviving company, consolidations, and the like, the aggregate number and class of shares available under this Plan and the Option Exercise Price per share shall be appropriately adjusted by the Board, whose determination shall be conclusive. Any such adjustments may provide for the elimination of any fractional shares which would otherwise become subject to any options.

   18. AMENDMENT OR TERMINATION. The Board may at any time terminate or amend the Plan. No such termination can affect Options previously granted, nor may an amendment make any change in any Option theretofore granted which would adversely affect the rights of any participant without the participant's consent nor may an amendment be made without prior approval of the stockholders of Microcom if such amendment would:

   (a) Materially increase the number of securities which may be issued under the Plan; or

   (b) Materially modify the requirements as to eligibility for participation in the Plan.

   19. NOTICES. All notices or other communications by a participant under or in connection with the Plan shall be deemed to have been duly given when received by the Treasurer of the Company.

   20. MERGER OR CONSOLIDATION. If Microcom shall at any time merge into or consolidate with another corporation, the holder of each Option then outstanding will thereafter be entitled to receive at the Offering Termination Date, in lieu of each share of Common Stock to which the holder would otherwise be entitled, the securities or property which a holder of one share of the Common Stock was entitled to receive upon and at the time of such merger or consolidation. The Board shall take such steps in connection with such merger or consolidation as the Board shall deem necessary to assure that the provisions of Paragraph 17 shall thereafter be applicable, as nearly as reasonably may be, in relation to said securities or property which the holder might thereafter be entitled to receive pursuant to the Option. A sale of all or substantially all of the assets of Microcom shall be deemed a merger or consolidation for the foregoing purposes.

   21. APPROVAL OF STOCKHOLDERS. The Plan was originally approved by the Board on August 13, 1987, and was approved by stockholders on July 19, 1988. Subsequent amendments and restatements of the Plan were approved by the Board and stockholders effective as of March 31, 1989, April 18, 1991 and April 21, 1993. This amendment and restatement of the Plan was approved by the Board effective April 24, 1995, subject to approval of the stockholders on or before April 23, 1996.

   22. REGISTRATION AND QUALIFICATION OF THE PLAN UNDER APPLICABLE SECURITIES LAWS. No option shall be exercised under the Plan until such time as the Company has qualified or registered the shares which are subject to options under the applicable state and Federal securities laws to the extent required by such laws.

   23. TERMINATION OF THE PLAN. Unless the Plan is terminated earlier by the Board of Directors, the Plan shall terminate and no shares offered hereunder shall be purchased after August 12, 1997. Upon termination of the Plan, all amounts in the accounts of participants, to the extent not used to purchase shares of Common Stock under the Plan, shall be promptly refunded to participants.